                          ANNUAL REPORT / JULY 31 2001

                          AIM INTERNATIONAL VALUE FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                          AIM INTERNATIONAL VALUE FUND

                                 [COVER IMAGE]

                     -------------------------------------

                TRADER GEORG (GISZE) BY HANS HOLBEIN THE YOUNGER

   THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY ON SOME KIND

   OF BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING HIM--LEDGERS AND LISTS,

 FOREIGN COINS, ORNAMENTAL AND EXOTIC-LOOKING OBJECTS--CALL TO MIND HIS TRAVELS

  IN SUPPORT OF HIS PROFESSION. TRADERS SUCH AS GEORG FORMED THE BASIS OF THE

  GLOBAL MARKETPLACE AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN WHICH

             THIS FUND INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

                     -------------------------------------

AIM International Value Fund is for shareholders who seek a high total return through capital appreciation and current income through a diversified portfolio of foreign equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. On July 1, 2001, AIM Advisor International Value was renamed AIM International Value Fund.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 6/30/01, the most recent calendar quarter end, were as follows. Class A shares, one year, -19.62%; inception (12/31/96), 4.39%. Class B shares, one year, -19.31%; inception (3/3/98), -0.44%. Class C shares, one year, -16.38%; five years, 6.71%; inception (5/1/95), 8.67%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual funds performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM INTERNATIONAL VALUE FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    As a result, shareholders of AIM International Value Fund have seen a significant decline in the value of their investments during the period covered by this report. Your fund's managers are making every effort to reverse the trend in the face of challenging market conditions and the general economic slowdown, which are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                          AIM INTERNATIONAL VALUE FUND

SLOWING GLOBAL ECONOMIC GROWTH HURTS
INTERNATIONAL STOCK MARKETS

INTERNATIONAL STOCKS DECLINED DRAMATICALLY DURING THE FISCAL YEAR. HOW DID AIM INTERNATIONAL VALUE FUND PERFORM?
The malaise that settled over the U.S. stock market had worldwide repercussions--a development that hurt the fund's performance for the fiscal year ended July 31, 2001. Excluding sales charges, the fund's total returns were -14.66% for Class A shares and -15.42% for both Class B and Class C shares. The fund fared better than the EAFE(R) and the Lipper International Fund Index, which had total returns of -21.88% and -21.69%, respectively, over the same period.

WHAT WERE SOME OF THE KEY TRENDS IN INTERNATIONAL MARKETS?
Several of the factors that caused U.S. stocks to drop also caused international markets to decline during the fiscal year. These factors included slowing economic growth and a string of disappointing earnings reports by high profile companies. Additionally, the strength of the U.S. dollar relative to other major currencies hurt returns for U.S. investors in foreign stocks.
    In the uncertain market environment that prevailed for much of the reporting period, investors favored value stocks over growth stocks. Developed markets outperformed emerging markets during the first half of the fiscal year, but the situation was reversed for most of the second half. Small-cap stocks outperformed large-cap stocks over the reporting period.

HOW DID EUROPEAN MARKETS PERFORM?
Nearly all European markets sustained losses for the fiscal year. As 2000 drew to a close, markets were in retreat amid concerns about dwindling company earnings and a slowing global economy. Although 2001 began well with European markets reacting favorably to the decision of the U.S. Federal Reserve Board (the Fed) to cut interest rates, the rally was short-lived. Profit warnings, particularly from telecommunications, media and technology (TMT) companies hurt European stocks and led to thousands of job cuts in the high-tech industry. European TMT stock woes were brought on by several factors, including:

o A spending spree on universal mobile-telecommunications systems or 3G licenses. Huge outlays on these products left many corporate balance sheets saddled with debt. Some now question whether 3G technology--which should ultimately provide data along with voice stream services over the airwaves--will pay off as quickly as license holders had hoped.
o Tech shares had among the highest correlations with one another of any sector. Therefore, when one company in the tech area issued profit warnings, its competitors also tended to be affected.

HOW DID MARKETS FARE IN JAPAN AND THE PACIFIC RIM?
The market in Japan continued to slide amid concerns about the country's protracted economic woes. The Japanese market rallied briefly in April--sparked by a short-lived tech-stock upswing in the United States, the return of foreign investors and the election of a new reform-minded prime minister--that continued mid-way through May. By the end of May, however, Japanese stocks began leveling off as the country's lingering economic problems dampened investor enthusiasm.
    Elsewhere in the Pacific Rim, markets rallied in Australia and South Korea, then fell in the waning months of the fiscal year. Inflation concerns snuffed the rally in Australia while profit warnings halted it in South Korea.

--------------------------------------------------------------------------------
                                    [IMAGE]
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL VALUE FUND

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. ING Groep N.V.-ADR (Netherlands)              3.3%   1. Banks                                    16.1%   1. Japan          20.5%

 2. Nestle S.A.-ADR (Switzerland)                 3.2    2. Integrated Oil & Gas                     11.8    2. United Kingdom 19.8

 3. GlaxoSmithKline PLC-ADR (United Kingdom)      3.2    3. Integrated Telecommunications Services   10.2    3. Netherlands    12.1

 4. Unilever N.V.-ADR (Netherlands)               3.1    4. Packaged Foods                            6.3    4. France          9.0

 5. National Australia Bank Ltd.-ADR (Australia)  3.0    5. Pharmaceuticals                           5.7    5. Switzerland     8.7

 6. HSBC Holdings PLC-ADR (United Kingdom)        2.7    6. Consumer Electronics                      5.4    6. Germany         5.4

 7. Novartis A.G.-ADR (Switzerland)               2.5    7. Electric Utilities                        4.8    7. Spain           5.1

 8. British Telecommunications PLC-ADR            2.5    8. Electronic Equipment & Instruments        3.6    8. Italy           4.6
    (United Kingdom)

 9. TotalFinaElf S.A.-ADR (France)                2.4    9. Diversified Financial Services            3.3    9. Australia       3.9

10. Fuji Photo Film Co., Ltd.-ADR (Japan)         2.4   10. Diversified Chemicals                     2.9   10. United States   3.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
As of July 31, 2001, the fund had 59 holdings, with large- and giant-cap stocks making up most of the portfolio. We seek to own the favorably priced stocks of companies with established track records. This strategy has resulted in the fund investing primarily in the stocks of large, multi-national companies.
    A majority of the fund's total net assets was invested in European stocks while a significant portion was also invested in Asian stocks. At the end of the fiscal year, Japan and the United Kingdom were the top country allocations. The fund had significant exposure to financial, consumer discretionary and energy stocks

CAN YOU NAME A FEW OF THE FUND'S TOP STOCK HOLDINGS?

o ING Groep of the Netherlands is one of the world's largest financial services firms. The company offers insurance, banking and diversified financial services.
o Nestle of Switzerland is the world's largest food company. Although perhaps best known for its chocolate, the company also markets coffee, bottled water, pet food and other products.
o United Kingdom-based GlaxoSmithKline, the product of several mergers, is one of the world's largest pharmaceutical companies.
o Unilever, a British/Dutch firm, is a leading distributor of packaged consumer products, such as frozen foods, margarine, tea, soap and deodorants.
o National Australia Bank (NAB) offers retail banking, financial management and other services to businesses and individuals. NAB also owns banks in New Zealand, Asia, the British Isles and the United States, and more than half of its sales are generated outside Australia.
o HSBC Holdings, the United Kingdom's largest banking company, has more than 5,000 offices, providing a variety of banking services, in nearly 80 countries.
o Novartis, a Swiss company, is a leading pharmaceutical firm which distributes a variety of products including prescription drugs, contact lenses, ophthalmic medications and veterinary products.
o British Telecommunications, the United Kingdom's leading communications company, provides local and long-distance phone service, Internet access and other services.
o TotalFinaElf of France is one of the world's largest integrated oil companies
o Fuji Photo Film of Japan, one of the world's leading film producers, also makes cameras and other related products.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Concerns persisted about slowing global economic growth and sagging corporate earnings. In the United States, the Fed, through a series of interest rate cuts, was striving to prevent the world's largest economy from slipping into recession. However, historically, it has taken six months or more for Fed rate cuts to have any meaningful effect.

    Elsewhere in the world, Europe's economy still appeared poised for growth. Although that growth has been slower than projected, Europe is still expected to grow faster than the United States this year. Euro-zone economies could also be cushioned this year by sweeping tax reforms and the fact that European household saving rates have remained rather high.
    In Japan, economic recovery remained an uncertainty. However, the nation's new prime minister appeared serious about enacting much-needed reforms, although he faced formidable obstacles.

          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

GROWTH OF A $10,000 INVESTMENT
AIM INTERNATIONAL VALUE FUND, CLASS C SHARES
VS. BENCHMARK INDEXES

5/1/95-7/31/01

================================================================================
             AIM International                                 Lipper
             Value Fund,           MSCI EAFE--Registered       International
             Class C Shares        Index      Trademark--      Fund Index
--------------------------------------------------------------------------------
   05/95     10623                 10312                       11756
   10/95     10571                  9840                       10759
    1/96     11342                 10564                       11451
    4/96     11927                 11140                       12061
    7/96     11740                 10675                       11747
   10/96     12346                 10870                       12118
    1/97     13258                 10767                       12817
    4/97     13842                 11041                       13175
    7/97     15759                 12608                       15055
   10/97     14497                 11373                       13737
    1/98     15438                 11875                       14061
    4/98     17416                 13129                       16008
    7/98     17395                 13297                       16143
   10/98     15836                 12470                       14376
    1/99     16642                 13586                       15561
    4/99     16978                 14375                       16395
    7/99     17202                 14588                       16904
   10/99     17722                 15342                       17689
    1/00     18635                 16201                       20071
    4/00     18871                 16373                       20090
    7/00     19171                 15902                       19780
   10/00     18098                 14898                       18299
    1/01     18601                 14854                       18288
    4/01     17509                 13690                       16771
    7/01     16210                 12450                       15068

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results. The graph and table do not reflect the deduction of taxes on fund distributions or the redemption of fund shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)              3.67%
  1 year                          -19.34

CLASS B SHARES
  Inception (3/03/98)              -1.29%
  1 year                          -19.09

CLASS C SHARES
  Inception (5/1/95)                8.04%
  5 years                           6.67
  1 year                          -16.15

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT THIS CHART

The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/1/95-7/31/01. (Data for the indexes are for the period 4/30/95-7/31/01.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the EAFE(R) is not managed, incurring no sales charges, expenses or fees. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                          AIM INTERNATIONAL VALUE FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.66%

AUSTRALIA-3.94%

National Australia Bank Ltd.-ADR (Banks)           36,000   $ 2,966,400
-----------------------------------------------------------------------
Rio Tinto Ltd.-ADR (Diversified Metals &
  Mining)                                          14,000       940,260
=======================================================================
                                                              3,906,660
=======================================================================

BRAZIL-1.31%

Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           55,000     1,296,350
=======================================================================

FRANCE-9.00%

Compagnie de Saint-Gobain (Building Products)      10,000     1,474,796
-----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin-Class B (Tires & Rubber)                45,000     1,367,884
-----------------------------------------------------------------------
Societe Generale-ADR (Banks)                      200,000     2,225,860
-----------------------------------------------------------------------
TotalFinaElf S.A.-ADR (Integrated Oil & Gas)       33,833     2,398,083
-----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                   25,000     1,466,044
=======================================================================
                                                              8,932,667
=======================================================================

GERMANY-5.39%

BASF A.G.-ADR (Diversified Chemicals)(a)           35,000     1,422,750
-----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)             35,000     1,442,346
-----------------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks)                     20,000     1,399,736
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)                30,000     1,082,400
=======================================================================
                                                              5,347,232
=======================================================================

HONG KONG-1.38%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    310,000     1,375,190
=======================================================================

ITALY-4.59%

ENI S.p.A.-ADR (Integrated Oil & Gas)              25,000     1,530,000
-----------------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR (Banks)                   40,000       998,000
-----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                      22,000     2,032,800
=======================================================================
                                                              4,560,800
=======================================================================

JAPAN-20.53%

Canon, Inc.-ADR (Office Electronics)               70,000     2,368,800
-----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                        60,000     2,394,000
-----------------------------------------------------------------------
Hitachi Ltd.-ADR (Electronic Equipment &
  Instruments)                                     10,000       835,000
-----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                   13,000     1,194,700
-----------------------------------------------------------------------
KONAMI Corp. (Application Software)                25,000     1,106,354
-----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                     20,000     1,506,800
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
JAPAN-(CONTINUED)

Mitsubishi Tokyo Financial Group, Inc.
  (Banks)(a)                                          150   $ 1,199,184
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           10,000     1,765,365
-----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)             350     1,795,375
-----------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)                                       30,000     1,039,533
-----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)               30,000     1,485,600
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                  15,000     1,270,006
-----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                     26,000     1,256,722
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      35,000     1,153,969
=======================================================================
                                                             20,371,408
=======================================================================

MEXICO-1.57%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          45,000     1,560,600
=======================================================================

NETHERLANDS-12.14%

ABN AMRO Holding N.V. (Banks)                      80,000     1,413,704
-----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       100,000     3,251,000
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Consumer Electronics)                  77,600     2,144,088
-----------------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR (Integrated Oil
  & Gas)                                           38,000     2,204,000
-----------------------------------------------------------------------
Unilever N.V.-ADR (Packaged Foods)                 50,642     3,035,988
=======================================================================
                                                             12,048,780
=======================================================================

NORWAY-1.00%

Statoil A.S.A. (Integrated Oil & Gas)(a)          140,000       988,560
=======================================================================

PORTUGAL-1.38%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)(a)                  193,800     1,372,104
=======================================================================

SOUTH KOREA-1.85%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      100,000       888,000
-----------------------------------------------------------------------
Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      45,000       954,000
=======================================================================
                                                              1,842,000
=======================================================================

SPAIN-5.07%

Banco Popular Espanol S.A. (Banks)                 35,000     1,269,769
-----------------------------------------------------------------------
Endesa S.A.-ADR (Electric Utilities)              130,000     2,106,000
-----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       100,000     1,652,000
=======================================================================
                                                              5,027,769
=======================================================================

SWITZERLAND-8.67%

Nestle S.A.-ADR (Packaged Foods)                   60,000     3,213,030
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Pharmaceuticals)                72,000   $ 2,521,440
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)                                    23,000     1,208,039
-----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                        5,000     1,658,178
=======================================================================
                                                              8,600,687
=======================================================================

UNITED KINGDOM-19.84%

BP PLC (Integrated Oil & Gas)                     200,000     1,663,383
-----------------------------------------------------------------------
British Airways PLC-ADR (Airlines)                 25,000     1,215,000
-----------------------------------------------------------------------
British Telecommunications PLC-ADR
  (Integrated Telecommunication Services)          35,000     2,430,750
-----------------------------------------------------------------------
Carlton Communications PLC-ADR (Broadcasting
  & Cable TV)                                      40,000     1,010,000
-----------------------------------------------------------------------
Corus Group PLC-ADR (Steel)                        75,000       607,500
-----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                225,000     2,312,274
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          55,030     3,178,533
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

HSBC Holdings PLC-ADR (Banks)                      45,000   $ 2,646,900
-----------------------------------------------------------------------
Marks & Spencer PLC (Department Stores)           300,000     1,057,253
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           79,960     1,823,536
-----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           250,000     1,746,054
=======================================================================
                                                             19,691,183
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $91,562,043)                           96,921,990
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.95%

Federal Home Loan Mortgage Corp. Disc. Notes,
  3.80%, 08/01/01 (Cost $2,930,000)(b)         $2,930,000     2,930,000
=======================================================================
TOTAL INVESTMENTS-100.61% (Cost $94,492,043)             99,851,990
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                          (608,091)
=======================================================================
NET ASSETS-100.00%                                          $99,243,899
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $94,492,043)                                  $ 99,851,990
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   247,468
------------------------------------------------------------
  Dividends                                          231,943
------------------------------------------------------------
Investment for deferred compensation plan             21,130
------------------------------------------------------------
Other assets                                          22,041
============================================================
    Total assets                                 100,374,572
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             894,615
------------------------------------------------------------
  Deferred compensation plan                          21,130
------------------------------------------------------------
Accrued distribution fees                            161,093
------------------------------------------------------------
Accrued trustees' fees                                   831
------------------------------------------------------------
Accrued transfer agent fees                           13,652
------------------------------------------------------------
Accrued operating expenses                            39,352
============================================================
    Total liabilities                              1,130,673
============================================================
Net assets applicable to shares outstanding     $ 99,243,899
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 27,869,707
____________________________________________________________
============================================================
Class B                                         $  8,572,084
____________________________________________________________
============================================================
Class C                                         $ 62,802,108
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            1,996,827
____________________________________________________________
============================================================
Class B                                              626,847
____________________________________________________________
============================================================
Class C                                            4,596,355
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      13.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.96 divided by
      94.50%)                                   $      14.77
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      13.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      13.66
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $361,399)                                     $  2,142,977
------------------------------------------------------------
Interest                                             173,874
============================================================
    Total investment income                        2,316,851
============================================================

EXPENSES:

Advisory fees                                      1,124,443
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        44,664
------------------------------------------------------------
Distribution fees -- Class A                         103,581
------------------------------------------------------------
Distribution fees -- Class B                          68,300
------------------------------------------------------------
Distribution fees -- Class C                         758,917
------------------------------------------------------------
Transfer agent fees -- Class A                        35,148
------------------------------------------------------------
Transfer agent fees -- Class B                        10,562
------------------------------------------------------------
Transfer agent fees -- Class C                       117,356
------------------------------------------------------------
Trustees' fees                                         8,184
------------------------------------------------------------
Other                                                126,696
============================================================
    Total expenses                                 2,447,851
============================================================
Less: Fees waived                                    (29,595)
------------------------------------------------------------
    Expenses paid indirectly                          (2,150)
============================================================
    Net expenses                                   2,416,106
============================================================
Net investment income (loss)                         (99,255)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            2,906,335
------------------------------------------------------------
  Foreign currencies                                 (93,502)
============================================================
                                                   2,812,833
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (21,198,002)
------------------------------------------------------------
  Foreign currencies                                    (471)
============================================================
                                                 (21,198,473)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (18,385,640)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(18,484,895)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (99,255)      $     85,646       $    143,982
----------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   2,812,833         13,900,577          7,610,920
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and
    foreign currencies                                         (21,198,473)       (22,688,883)        18,912,609
================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                              (18,484,895)        (8,702,660)        26,667,511
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --                 --           (432,681)
----------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --            (42,668)
----------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --           (838,386)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (3,675,406)                --           (115,532)
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (716,096)                --            (20,873)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (10,259,617)                --           (410,586)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        6,225,433            396,487         (2,103,894)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        4,552,726            576,201            446,063
----------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,518,037)       (13,025,971)       (14,925,148)
================================================================================================================
    Net increase (decrease) in net assets                      (25,875,892)       (20,755,943)         8,223,806
================================================================================================================

NET ASSETS:

  Beginning of year                                            125,119,791        145,875,734        137,651,928
================================================================================================================
  End of year                                                 $ 99,243,899       $125,119,791       $145,875,734
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 92,831,000       $ 84,520,202       $ 96,576,058
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (458,107)          (470,742)        (1,208,005)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       1,511,801         14,512,653          1,261,120
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           5,359,205         26,557,678         49,246,561
================================================================================================================
                                                              $ 99,243,899       $125,119,791       $145,875,734
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM International Value Fund (formerly, AIM Advisor International Value Fund) (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2001, shares of beneficial interest was increased by $1,050,676, undistributed net investment income (loss) was increased by $111,890, and undistributed net realized gain (loss) from investment securities was decreased by $1,162,566 as a result of differing book/tax adjustments due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) (formerly known as INVESCO Global Asset Management Limited) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $68,187 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $73,986, $68,300 and $758,917, respectively, as compensation under the Plans. For the year ended July 31, 2001, AIM Distributors waived fees of $29,595 for Class A shares.
  AIM Distributors received commissions of $12,328 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $18,379 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,150 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $2,150.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $24,690,835 and $31,034,324, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 17,881,213
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    $(12,955,649)
============================================================================
Net unrealized appreciation of investment securities            $  4,925,564
____________________________________________________________________________
============================================================================

Cost of investments for tax purposes is $94,926,426.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                                  YEAR ENDED                SEVEN MONTHS ENDED                YEAR ENDED
                                                JULY 31, 2001                 JULY 31, 2000               DECEMBER 31, 1999
                                          --------------------------    --------------------------    --------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                          ----------    ------------    ----------    ------------    ----------    ------------
Sold:
  Class A                                  4,820,707    $ 76,472,942       709,637    $ 13,249,138     1,038,717    $ 17,709,368
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                    381,219       5,709,213        80,824       1,502,635       154,805       2,600,272
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                  1,114,774      16,413,689       437,361       8,098,953       914,757      15,303,016
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                    229,494       3,508,962            --              --        28,852         526,848
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                     44,591         671,547            --              --         3,257          59,148
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                    594,141       8,935,880            --              --        59,722       1,083,956
================================================================================================================================
Reacquired:
  Class A                                 (4,659,020)    (73,756,471)     (680,668)    (12,852,651)   (1,198,053)    (20,340,110)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                   (115,405)     (1,828,034)      (49,271)       (926,434)     (133,374)     (2,213,357)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (1,907,736)    (28,867,606)   (1,138,356)    (21,124,924)   (1,855,582)    (31,312,120)
================================================================================================================================
                                             502,765    $  7,260,122      (640,473)   $(12,053,283)     (986,899)   $(16,582,979)
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                            SEVEN MONTHS
                                                              YEAR ENDED       ENDED           YEAR ENDED DECEMBER 31,
                                                               JULY 31,       JULY 31,      -----------------------------
                                                               2001(a)        2000(a)        1999       1998      1997(a)
                                                              ----------    ------------    -------    -------    -------
Net asset value, beginning of period                           $ 18.78        $ 19.92       $ 16.57    $ 14.99    $13.42(b)
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08           0.08          0.13       0.09      0.17
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.64)         (1.22)         3.57       1.59      1.69
=========================================================================================================================
    Total from investment operations                             (2.56)         (1.14)         3.70       1.68      1.86
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --         (0.28)     (0.10)    (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.26)            --         (0.07)        --     (0.22)
=========================================================================================================================
    Total distributions                                          (2.26)            --         (0.35)     (0.10)    (0.29)
=========================================================================================================================
Net asset value, end of period                                 $ 13.96        $ 18.78       $ 19.92    $ 16.57    $14.99
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                 (14.66)%        (5.72)%       22.54%     11.20%    13.84%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $27,870        $30,153       $31,412    $28,281    $8,444
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.57%(d)       1.54%(e)      1.51%      1.57%     1.71%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.67%(d)       1.64%(e)      1.72%      1.81%     1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              0.49%(d)       0.70%(e)      0.71%      0.84%     0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            18%           24%         9%        9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $29,594,681.
(e)  Annualized.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                              YEAR ENDED       ENDED         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,       JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                               2001(a)        2000(a)           1999            1998
                                                              ----------    ------------    ------------    -------------
Net asset value, beginning of period                            $18.59         $19.81          $16.48          $16.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)         (0.01)          (0.01)             --
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.61)         (1.21)           3.56            0.27
=========================================================================================================================
    Total from investment operations                             (2.66)         (1.22)           3.55            0.27
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --           (0.15)             --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.26)            --           (0.07)             --
=========================================================================================================================
    Total distributions                                          (2.26)            --           (0.22)             --
=========================================================================================================================
Net asset value, end of period                                  $13.67         $18.59          $19.81          $16.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (15.42)%        (6.16)%         21.70%           1.67%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $8,572         $5,883          $5,642          $4,289
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.36%(c)       2.32%(d)        2.27%           2.32%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.36%(c)       2.32%(d)        2.38%           2.46%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.30)%(c)     (0.08)%(d)      (0.05)%          0.09%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            18%             24%              9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,829,989.
(d)  Annualized.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                    SEVEN MONTHS
                                                      YEAR ENDED       ENDED                   YEAR ENDED DECEMBER 31,
                                                       JULY 31,       JULY 31,      ---------------------------------------------
                                                       2001(a)        2000(a)       1999(a)       1998      1997(a)(b)    1996(b)
                                                      ----------    ------------    --------    --------    ----------    -------
Net asset value, beginning of period                   $ 18.58        $ 19.80       $  16.48    $  14.93     $ 13.42      $ 11.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.05)         (0.01)         (0.01)         --        0.01        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (2.61)         (1.21)          3.55        1.55        1.73         2.34
=================================================================================================================================
    Total from investment operations                     (2.66)         (1.22)          3.54        1.55        1.74         2.33
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --             --          (0.15)         --       (0.01)          --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (2.26)            --          (0.07)         --       (0.22)       (0.04)
=================================================================================================================================
    Total distributions                                  (2.26)            --          (0.22)         --       (0.23)       (0.04)
=================================================================================================================================
Net asset value, end of period                         $ 13.66        $ 18.58       $  19.80    $  16.48     $ 14.93      $ 13.42
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         (15.42)%        (6.16)%        21.64%      10.38%      12.98%       20.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $62,802        $89,084       $108,821    $105,083     $93,162      $51,916
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.36%(d)       2.32%(e)       2.27%       2.32%       2.46%        2.50%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     2.36%(d)       2.32%(e)       2.38%       2.46%       2.46%        2.50%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.30)%(d)     (0.08)%(e)     (0.05)%      0.09%       0.08%       (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     23%            18%            24%          9%          9%           5%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $75,891,710.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM International Value Fund
And Board of Trustees of AIM Advisors Funds:

We have audited the accompanying statement of assets and liabilities of AIM International Value Fund (a portfolio of Aim Advisors Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Value Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                 OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary   INVESTMENT ADVISOR
Director
ACE Limited;                                      Gary T. Crum                          A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President                 11 Greenway Plaza
Chief Executive Officer                                                                 Suite 100
COMSAT Corporation                                Dana R. Sutton                        Houston, TX 77046
                                                  Vice President and Treasurer
Owen Daly II                                                                            SUB-ADVISOR
Formerly Director                                 Robert G. Alley
Cortland Trust, Inc.                              Vice President                        INVESCO Global Asset Management (N.A.), Inc.
                                                                                        1315 Peachtree Street, N.E.
Albert R. Dowden                                  Stuart W. Coco                        Atlanta, GA 30309
Chairman, Cortland Trust, Inc.                    Vice President
and DHJ Media, Inc.; and                                                                TRANSFER AGENT
Director, Magellan Insurance Company              Melville B. Cox
                                                  Vice President                        A I M Fund Services, Inc.
Edward K. Dunn Jr.                                                                      P.O. Box 4739
Formerly, Chairman, Mercantile Mortgage Corp.;    Karen Dunn Kelley                     Houston, TX 77210-4739
Vice Chairman, President                          Vice President
and Chief Operating Officer,                                                            CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Edgar M. Larsen
President, Mercantile Bankshares                  Vice President                        State Street Bank and Trust Company
                                                                                        225 Franklin Street
Jack M. Fields                                    Mary J. Benson                        Boston, MA 02110
Chief Executive Officer                           Assistant Vice President and
Twenty First Century Group, Inc.;                 Assistant Treasurer                   COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives              Sheri Morris                          Ballard Spahr
                                                  Assistant Vice President and          Andrews & Ingersoll, LLP
Carl Frischling                                   Assistant Treasurer                   1735 Market Street
Partner                                                                                 Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                                                        COUNSEL TO THE TRUSTEES
Prema Mathai-Davis
Member, Visiting Committee,                                                             Kramer, Levin, Naftalis & Frankel LLP
Harvard University                                                                      919 Third Avenue
Graduate School of Education, New School                                                New York, NY 10022
University;
Formerly, Chief Executive Officer,                                                      DISTRIBUTOR
YWCA of the U.S.A.
                                                                                        A I M Distributors, Inc.
Lewis F. Pennock                                                                        11 Greenway Plaza
Partner, Pennock & Cooper                                                               Suite 100
                                                                                        Houston, TX 77046
Louis S. Sklar
Executive Vice President, Development and                                               AUDITORS
Operations,
Hines Interests                                                                         Ernst & Young LLP
Limited Partnership                                                                     1221 McKinney, Suite 2400
                                                                                        Houston, TX 77010



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 0.08% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $10,885,429 for the Fund's tax year ended July 31, 2001, of which, 100% is 20% rate gain.

                            EQUITY FUNDS

      DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                             MORE AGGRESSIVE                  1976 and managed approximately $171 billion
                                                                                     in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                       including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                   clients and financial institutions, as of
AIM Large Cap Opportunities(2)          AIM Asian Growth                             June 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth               The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM European Development                     Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM Euroland Growth                          AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                      AIM Global Aggressive Growth                 complex in the United States in assets under
AIM Small Cap Equity                    AIM International Equity                     management, according to Strategic Insight,
AIM Capital Development                 AIM International Value(4)                   an independent mutual fund monitor.
AIM Constellation                       AIM Worldwide Spectrum                          AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Global Trends                            of the world's largest independent financial
AIM Select Equity(3)                    AIM Global Growth                            services companies with $408 billion in
AIM Large Cap Growth                                                                 assets under management as of June 30, 2001.
AIM Weingarten                                      MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Value II                                      SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                           MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Infrastructure
                                        AIM Global Energy(5)
      MORE CONSERVATIVE                 AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Real Estate(6)
                                        AIM Global Utilities

                                                    MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Municipal Bond
AIM High Yield                          AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                                   MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

   When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund.
(6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate
Fund.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       IVAL-AR-1

A I M DISTRIBUTORS, INC.